		BORROWING BASE REPORT
				Rpt #
	Obligor Number:			Date:
	Loan Number:			Period Covered:
COLLATERAL CATEGORY
		A/R		Total Eligible Collateral	0.00
Description
1	Beginning Balance ( Previous report - Line 8)
2	Additions to Collateral (Gross Sales or Purchases)
3	Other Additions (Add back any non-A/R cash in line 3)
4	Deductions to Collateral (Cash Received)
5	Deductions to Collateral (Discounts, other)
6	Deductions to Collateral (Credit Memos, all)
7	Other non-cash credits to A/R
8	Total Ending Collateral Balance	0.00
9	Less Ineligible - Past Due
10	Less Ineligible - Cross-age ( 50%)
11	Less Ineligible - Foreign
12	Less Ineligible - Contra
13	Less Ineligible - Other (attach schedule)
14	Total Ineligibles -Accounts Receivable	0.00

15	Total Eligible Collateral	0.00
16	Advance Rate Percentage	85%
17	Net Available - Borrowing Base Value	0.00
18	Reserves - Dilution Reserve	0.00
19	Total Borrowing Base Value	0.00
20.A	Total Availability/ CAPS	0.00
20.B	Revolver Line	15,000,000.00		Total Revolver Line	0.00

21	Maximum Borrowing Limit (Lesser of 20.A or 20.B)*	0.00		Total Available	0.00

	LOAN STATUS
22	Previous Loan Balance (Previous Report Line 31)		0.00
23	Less: A. Net Collections (Same as line 4)		0.00
	B. Adjustments / Other _________________
24	Add: A. Request for Funds		0.00
	B. Adjustments / Other __________________
25	New Loan Balance		0.00	Total New Loan Balance:	0.00
26	Letters of Credit/Bankers Acceptance Outstanding				0.00
27	Availability Not Borrowed (Lines 21 less 25 & 26)				0.00
28
29	OVERALL EXPOSURE (lines 31 & 34)				0.00
	Pursuant to, and in accordance with, the terms and provisions of that certain Loan and Security Agreement ("Agreement"), between JPM Chase ("Secured Party") and
	Audiovox Corporation ("Borrower"), Borrower is executing and delivering to Secured Party this Collateral Report accompanied by supporting data (collectively referred to as ("Report").

Borrower warrants and represents to Secured Party that this Report is true, correct, and based on information contained in Borrower's own financial accounting records.  Borrower, by the execution of this

	Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement, and further certifies on this 31 day of March 2010, that the
	Borrower is in compliance with said Agreement.
	BORROWER NAME:		AUTHORIZED SIGNATURE:

	AUDIOVOX CORPORATION